UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 3)

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report October 20, 2010 (Date of earliest event reported, August 31, 2010)

The Tirex Corporation
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

33-17598-NY	22-3282985
(Commission File Number)	(IRS Employer Identification No.)

1771 Post Road East
Westport CT 06880
(Address of Principal Executive Offices) (Zip Code)

(203) 292-6922
(Registrant's Telephone Number, Including Area Code)

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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 4.02(B) - NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Tirex’s accounts for the Fiscal years ended June 30 2004 to June 30, 2008 were audited by Moore & Associates Chartered Accountants ("Moore") and filed with the Securities and Exchange Commission accordingly. Moore, however, lost its PCAOB certification on August 27, 2009. On September 16, 2009, The Tirex Corporation ("Tirex" or the "Company") hired M&K CPAS, PLLC ("M&K"), based in Houston, Texas, as its independent accountants, to audit its financial statements for the year ended June 30, 2009, and to re-audit the comparative data for the year ended June 30, 2008.

On August 31, 2010, M&K confirmed to Tirex that it discovered accounting policy discrepancies in the financial statements for the year ended June 30, 2008, and prior years before that, affecting primarily the liability and stockholders’ equity (deficit) accounts. The Company was advised by M&K and by its SEC attorneys, also on August 31, 2010, that it is required to disclose that previously issued financial statements and reports could not be relied upon. The specific Fiscal years that should no longer be relied upon are the Fiscal years ended June 30, 2001 through June 30, 2008 (the "Financial Statements"). Also, the specific quarterly reports that should no longer be relied upon are for the periods commencing with the quarter ended March 31, 2001 through the quarter ended March 31, 2009.

M&K, as the Company’s independent accountants, discovered numerous accounting policy discrepancies during the course of their auditing procedures. The restated Financial Statements included a review by management of all the accounting policy discrepancies for each of the years and all the transactions affected by the accounting policy discrepancies. All affected transactions were corrected for each of the Fiscal years in question. The accounts of the Company for each of the Fiscal years ended June 30, 2001 to June 30, 2008 have now been adjusted accordingly. The corrections were made pursuant to lengthy and detailed discussions between the President & Chief Executive Officer and the Chief Financial Officer of Tirex and M&K. Tirex does currently not have an audit committee.

The Company failed to recognize interest expense pursuant to a promissory note which had passed its maturity date. This promissory note was issued in exchange for cash received from an investor. This investor is a private sector attorney who provided counsel regarding SEC related matters. The adjusting journal entries recorded as part of the restatement are made in order to appropriately accrue interest for the promissory note. The adjustment to correct this error is described in the annotations to the Restatement Financial Statements footnote which will be included in the Fiscal year ended June 30, 2009 10-K and which will be filed by the month end October 2010.

The Company failed to record derivative liabilities associated with derivatives embedded within convertible debt and warrants for the fiscal years ended June 30, 2001 to June 30, 2009. The adjustments to correct these errors are described in the annotations to the Restatement Financial Statements footnote which will be included in the Fiscal year ended June 30, 2009 10-K and which will be filed by the month end October 2010.

The Company issued preferred shares in fiscal years 2008 and 2009. The Company inappropriately recorded these shares at par value. The Company determined the fair value on the date of grant of the preferred shares and recorded adjusting journal entries to reflect this fair value. The adjustments to correct these errors are described in the annotations to the Restatement Financial Statements footnote which will be included in the Fiscal year ended June 30, 2009 10-K and which will be filed by the month end October 2010.

The Company believed, when Moore was its independent accountants, that it was entitled to rely on the audit opinions of Moore, a PCAOB auditing firm. However, the loss of Moore’s PCAOB status implicitly meant that the Company’s Financial Statements for those previous years and the related quarterly reports should not be relied upon.

Given the decertification of Moore, the Company’s previous auditor, and the accounting policy discrepancies found by M&K, the Company’s new auditor, investors are advised that they should not place reliance on past SEC filings of the Financial Statements for the Fiscal years June 30, 2001 to June 30, 2008 and the quarterly reports commencing with the quarter ended March 31, 2001 through the quarter ended March 31, 2009.

The Company intends to file its Fiscal year ended June 30, 2009 10-K immediately following release of this 8-K/A filing, with the new audit opinion of M&K. The Financial Statements to be included in the Fiscal year 2009 10-K will include a new footnote, a "Restatement of Financial Statements", which will provide the original Financial Statement balances, the net change to the original Financial Statement balances filed, and the new restated Financial Statement balances for each of the years ended June 30, 2001 through June 30, 2008. The Restatement of Financial Statements footnote will also include itemized annotations, at the end of the footnote, describing each individual correction made to the individual Financial Statements for the Fiscal years ended June 30, 2001 through June 30, 2008. This footnote disclosure will be made to restate all prior fiscal years in lieu of amending the Company’s prior filings. The Company requested that the SEC, in a separate letter sent to the SEC, grant Tirex permission to file its Fiscal year ended June 30, 2009 10-K including this footnote in satisfaction of its obligation to restate all prior filings.

Tirex, as a development stage company and a SEC registrant, must report financial results from the date of its re-entering the development stage, March 26, 1993 to the date of its filing. M&K would normally conduct audit procedures in order that it could rely on the audit work of Moore for the years when it was not the Company’s auditors, that is, for the fiscal years June 30, 2004 through June 30, 2008. This was not possible because of the revocation of Moore’s certification with the PCAOB. Also, it is not feasible or practical for M&K to re-audit our Financial Statements prior to the fiscal year ended June 30, 2008 and thus cannot opine on the Financial Statements for the fiscal years June 30, 2004 through June 30, 2007. Hence, M&K is only in a position to issue an audit opinion on the Financial Statements for the fiscal years ended June 30, 2009 and June 30, 2008. For these reasons, Tirex wished to file its June 30, 2009 10-K indicating all Financial Statement results prior to the fiscal year ended June 30, 2008 as “Unaudited” and requested that the SEC, in a separate letter to the SEC, grant Tirex permission to do so.

The certifying officers of the Company, the President & Chief Executive Officer and the Chief Financial Officer, have carefully considered the effect of the above-noted errors on the effectiveness of the Company’s disclosure controls and procedures as of the end of the quarterly period ended March 31, 2009 and for the Fiscal year ended June 30, 2009. Appropriate changes have been made in the way the Company considers specific accounting policies and transactions that will prevent the occurrence of these errors in the future including the use of third-party expertise, not including the Company’s accountants, to assist in determining that the Company chooses the appropriate accounting policies and their appropriate implementation in the circumstances.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

d) M&K CPA LLC Letter

No. 1

Exhibit 7.1	M&K CPAS PLLC Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2010	The Tirex Corporation

	By:	/s/ John L. Threshie Jr.
John L. Threshie Jr.
President